UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

June 9, 2022

Date of report (Date of earliest event reported)

IMAX Corporation

(Exact Name of Registrant as Specified in Its Charter)

Canada	001-35066	98-0140269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2525 Speakman Drive Mississauga, Ontario, Canada L5K 1B1 (905) 403-6500	902 Broadway, Floor 20 New York, New York, USA 10010 (212) 821-0100

(Address of principal executive offices, zip code, telephone numbers)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	IMAX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

IMAX Corporation (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Meeting”) on June 9, 2022.

Set forth below are the matters acted upon by the Company’s shareholders at the Meeting, and the final voting results on each such matter.

1.	Election of Directors

Eric A. Demirian, Kevin Douglas, Richard L. Gelfond, David W. Leebron, Michael MacMillian, Steve Pamon, Dana Settle, and Darren Throop were elected as directors of the Company. Each director elected will hold office until the earlier of the close of the next annual meeting of shareholders in 2023, the election or appointment of his or her successor, or the date of his or her resignation or termination.

Director	Votes For	Votes Withheld/Abstained	Broker Non-Votes
Eric A. Demirian	43,070,980	1,740,922	3,465,244
Kevin Douglas	30,652,101	14,159,801	3,465,244
Richard L. Gelfond	44,149,179	662,724	3,465,243
David W. Leebron	34,990,454	9,821,449	3,465,243
Michael MacMillan	43,676,654	1,135,249	3,465,243
Steve Pamon	43,712,891	1,099,011	3,465,244
Dana Settle	30,459,991	14,351,912	3,465,243
Darren D. Throop	25,103,050	19,708,853	3,465,243

2.	Appointment of Auditor

The shareholders approved the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors until the next annual meeting of shareholders in 2023, and shareholders authorized the directors to fix the independent auditors’ remuneration.

Votes For	Votes Against	Votes Withheld/Abstained	Broker Non-Votes
46,646,220	1,622,756	8,168	2

3.	Named Executive Officer Compensation (“Say-on-Pay”)

The shareholders did not approve the advisory vote on the compensation of the Company’s Named Executive Officers.

Votes For	Votes Against	Votes Withheld/Abstained	Broker Non-Votes
21,392,843	22,542,950	876,108	3,465,245

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAX Corporation (Registrant)

Date: June 10, 2022	By:	/s/ Robert D. Lister
	Name:	Robert D. Lister
	Title:	Chief Legal Officer and Senior Executive Vice President

	By:	/s/ Kenneth Weissman
	Name:	Kenneth Weissman
	Title:	Senior Vice President, Legal Affairs & Corporate Secretary